UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 22, 2004


                                 FX ENERGY, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                        000-25386             87-0504461
--------------------------------  ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

              3006 Highland Drive, Suite 206
                   Salt Lake City, Utah                     84106
         ----------------------------------------        ----------
         (Address of principal executive offices)        (Zip code)

       Registrant's telephone number, including area code: (801) 486-5555

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ITEM 8.01--OTHER EVENTS

         On November 22 2004, FX Energy, Inc. reported that the Sroda-4 well in western Poland has reached the base of the Zechstein formation at a depth of 3,550 meters where the well will be logged and cased prior to continuing drilling operations. The Rotliegendes sandstone, the Sroda-4 well's primary objective, is expected to be encountered within several meters of the current depth once drilling resumes in approximately ten days.

         The Rusocin-1 well is drilling at a depth of 1,416 meters. Drilling plans call for the well to be logged and 9-inch casing to be set when the well reaches a depth of approximately 2,260 meters, the projected depth of the top of the Zechstein formation. The Rusocin-1 well location is approximately seven kilometers south of the Zaniemysl-3 discovery well announced by FX Energy earlier this year. The Polish Oil and Gas Company ("POGC") owns a 51% interest and operates both the Sroda-4 and Rusocin-1 wells and FX Energy owns 49%.

         FX Energy holds interests in four project areas in Poland:

         o The Fences I project area covers approximately 265,000 acres in western Poland's Permian Basin. FX Energy holds a 49% interest except for approximately 45,000 acres around the Zaniemysl-3 well where FX holds 24.5%, CalEnergy Gas (Holdings) Ltd. holds 24.5% and POGC holds 51%.

         o The Fences II project area covers approximately 670,000 acres in western Poland's Permian Basin. FX Energy has a 49% interest in Fences II and POGC holds 51%.

         o The Fences III project area covers approximately 770,000 acres in western Poland's Permian Basin. FX Energy holds a 100% interest.

         o The Wilga project area covers approximately 250,000 acres in central Poland; FX Energy holds a 45% interest.

         This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's other SEC reports.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FX ENERGY, INC.
                                            Registrant


Dated:  November 22, 2004                   By /s/ Scott J. Duncan
                                               ---------------------------------
                                               Scott J. Duncan, Vice President

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